Report Name - 10F-3

Fund - SB Capital and Income Fund

                                Period : 07/01/05 through 12/31/05


                                    ID : 680
                           Issuer Name : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 6,250.00
                        Purchase Price : 54.00
                    % Received by Fund : 0.196%
                        % of Issue (1) : 0.627%
        Other Participant Accounts (2) :          13,750.00
                      Issue Amount (2) :       3,190,000.00
          Total Received All Funds (2) :          20,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : CBOT Holdings Inc.
                            Trade Date : 10/18/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Citigroup
                         Co-Manager(s) : Keefe Bruyette & Woods
                                         Sandler O'Neill & Partners
                         Selling Group : Loop Capital Markets LLC
                                         Melvin Securities LLC
                                         Williams Capital Group LP


                                    ID : 584
                           Issuer Name : Domtar Inc. (8/15/15)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 1,425,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.356%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      18,575,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/15/15)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 588
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 3,325.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.012%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          12,675.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 646
                           Issuer Name : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                        Selling Dealer : UBS Warburg
                Total Shares Purchased : 1,600.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.006%
                        % of Issue (1) : 0.059%
        Other Participant Accounts (2) :          14,400.00
                      Issue Amount (2) :      27,000,000.00
          Total Received All Funds (2) :          16,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Goldman Sachs & Co
                                         Howard Weil
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         Simmons & Co
                                         UBS
                         Selling Group : Blaylock & Partners
                                         Chatsworth Securities LLC
                                         CMG Institutional Trading LLC


                                    ID : 645
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 22,000.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.137%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :          80,500.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 677
                           Issuer Name : Global Cash Access
                            Trade Date : 09/22/05
                        Selling Dealer : SG Cowen
                Total Shares Purchased : 400.00
                        Purchase Price : 14.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 0.638%
        Other Participant Accounts (2) :         102,100.00
                      Issue Amount (2) :      16,060,000.00
          Total Received All Funds (2) :         102,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Global Cash Access
                            Trade Date : 09/22/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         JP Morgan Securities
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         SG Cowen Securities Corp
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 686
                           Issuer Name : Hynix Semiconductor Inc.
                            Trade Date : 10/27/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 247,900.00
                        Purchase Price : 18.43
                    % Received by Fund : 0.378%
                        % of Issue (1) : 0.458%
        Other Participant Accounts (2) :          52,100.00
                      Issue Amount (2) :      65,519,000.00
          Total Received All Funds (2) :         300,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Hynix Semiconductor Inc.
                            Trade Date : 10/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston
                                         Deutsche Bank AG
                                         Merrill Lynch & Co
                                         Woori Investment & Securities Co Lt
                         Co-Manager(s) : N/A
                         Selling Group : N/A


                                    ID : 704
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 44,300.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.305%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         160,700.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 706
                           Issuer Name : IHS Inc
                            Trade Date : 11/10/05
                        Selling Dealer : McDonald & Co
                Total Shares Purchased : 1,100.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.008%
                        % of Issue (1) : 1.412%
        Other Participant Accounts (2) :         203,900.00
                      Issue Amount (2) :      14,520,000.00
          Total Received All Funds (2) :         205,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : IHS Inc
                            Trade Date : 11/10/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                                         Morgan Stanley
                         Co-Manager(s) : Keybanc Capital Markets
                                         Piper Jaffray & Co
                                         UBS
                         Selling Group : N/A


                                    ID : 642
                           Issuer Name : Ikanos Communications
                            Trade Date : 09/21/05
                        Selling Dealer : Lehman Bros
                Total Shares Purchased : 1,640.00
                        Purchase Price : 12.00
                    % Received by Fund : 0.026%
                        % of Issue (1) : 0.078%
        Other Participant Accounts (2) :           3,360.00
                      Issue Amount (2) :       6,400,000.00
          Total Received All Funds (2) :           5,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ikanos Communications
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Citigroup
                                         Lehman Brothers
                         Co-Manager(s) : Deutsche Bank Securities Inc
                                         Thomas Weisel Capital Partners LP
                         Selling Group : N/A


                                    ID : 592
                           Issuer Name : Nell AF SARL (8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 1,600,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.260%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      13,820,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston (Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 643
                           Issuer Name : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 1,400,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.280%
                        % of Issue (1) : 2.000%
        Other Participant Accounts (2) :       8,600,000.00
                      Issue Amount (2) :     500,000,000.00
          Total Received All Funds (2) :      10,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Pogo Producing Co. (10/1/17)
                            Trade Date : 09/21/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co
                                         Banc of America Securities LLC
                                         Citigroup
                                         Harris Nesbitt
                         Co-Manager(s) : BNP Paribas
                                         Scotia Capital Inc
                                         TD Securities
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 633
                           Issuer Name : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 12,100.00
                        Purchase Price : 50.24
                    % Received by Fund : 0.346%
                        % of Issue (1) : 0.714%
        Other Participant Accounts (2) :          12,900.00
                      Issue Amount (2) :       3,500,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Psychiatric Solutions Inc.
                            Trade Date : 09/14/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Avondale Partners LLC
                                         Banc of America Securities LLC
                                         JP Morgan
                                         Raymond James & Associates Inc
                         Selling Group : N/A


                                    ID : 596
                           Issuer Name : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 3,025.00
                        Purchase Price : 21.00
                    % Received by Fund : 0.011%
                        % of Issue (1) : 0.035%
        Other Participant Accounts (2) :           6,975.00
                      Issue Amount (2) :      28,570,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Seaspan Corp. (SSW)
                            Trade Date : 08/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Dahlman Rose Weiss LLC
                                         DnB NOR Markets
                                         Fortis Securities
                                         Legg Mason Wood Walker
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Sys Inc. (8/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 900,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.056%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      15,550,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 624
                           Issuer Name : Unisys Corporation (10/15/15)
                            Trade Date : 09/09/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 7,000,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 4.667%
                        % of Issue (1) : 4.667%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :       7,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Unisys Corporation (Due 2012)
                            Trade Date : 09/09/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                         Co-Manager(s) : ABN Amro
                                         BNP Paribas
                                         BNY Capital Markets
                                         Deutsche Bank Securities Inc
                                         HSBC Securities
                                         Keybanc Capital Markets
                                         PNC Capital Markets
                                         Scotia Capital Inc
                                         Wachovia Securities Inc
                                         Williams Capital Group LP
                         Selling Group : N/A


                                    ID : 637
                           Issuer Name : Williams Scotsman Int'l Inc.
                            Trade Date : 09/19/05
                        Selling Dealer : Lehman Bros
                Total Shares Purchased : 75,000.00
                        Purchase Price : 16.00
                    % Received by Fund : 0.489%
                        % of Issue (1) : 1.383%
        Other Participant Accounts (2) :         137,000.00
                      Issue Amount (2) :      15,330,000.00
          Total Received All Funds (2) :         212,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Williams Scotsman Intl Inc.
                            Trade Date : 09/19/05
                 Joint/Lead Manager(s) : CIBC World Markets PLC
                                         Citigroup
                                         Lehman Brothers
                         Co-Manager(s) : Banc of America Securities LLC
                                         Deutsche Bank Securities Inc
                                         Robert W Baird & Co
                         Selling Group : N/A